SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO.__)


Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12


                          RSI RETIREMENT TRUST
------------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transactions applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                              RSI RETIREMENT TRUST
                               317 Madison Avenue
                            New York, New York 10017
                              ____________________

                 NOTICE OF SPECIAL MEETING OF TRUST PARTICIPANTS

                                 March 23, 2004
                              ____________________

NOTICE IS HEREBY GIVEN that a Special Meeting (the "Special Meeting") of Trust Participants of the Short-Term Investment Fund (the "STIF"), a series of RSI Retirement Trust (the "Trust") will be held at the offices of the Trust, 317 Madison Avenue, New York, New York 10017, on March 23, 2004 at 11 a.m. Eastern time to consider and act upon the proposal put forth by the Board of Trustees to approve the termination of the STIF and provide for compulsory redemption of the Trust's units designated as STIF Units ("Units").

STIF Unitholders of record at the close of business on February 6, 2004 are entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements thereof. You are cordially invited to attend. The proposal referred to above is discussed in detail in the Proxy Statement accompanying this Notice.

It is very important that your Units be represented at this meeting. Whether or not you expect to be present, please complete, sign, date and promptly return the enclosed Proxy in the enclosed self-addressed, prepaid envelope. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy promptly.

                                              By Order of the Board of Trustees,


                                              ______________________________
                                                 STEPHEN P. POLLAK
                                                 Executive Vice President,
                                                 Counsel and Secretary


DATED:    New York, New York
          February 27, 2004

                           SHORT-TERM INVESTMENT FUND

                               February 27, 2004

The enclosed Proxy Statement relates to the solicitation of proxies for a meeting of the Unitholders of the Short-Term Investment Fund (the "STIF"), a series of RSI Retirement Trust (the "Trust"). We encourage you to read the full text of the enclosed Proxy Statement. However, for your convenience, we have included, below, a brief overview of the subject of the meeting and this solicitation, in Question and Answer format.

                              QUESTIONS AND ANSWERS

Q. Why am I receiving this Proxy Statement?

A. The purpose of this Proxy Statement is to seek unitholder approval of a termination of the STIF and redemption of the Trust's units designated as Short-Term Investment Fund Units ("Units").

Q. Why is termination of the STIF being proposed?

A. The Board of Trustees of the Trust (the "Board") has recommended a termination of the STIF. While we believe that the STIF has performed competitively with its peers, the STIF has shrunk substantially over the last several years, and it has not been able to attract or maintain a large enough asset base for it to maintain its competitiveness without a continuing and substantial economic commitment on the part of Retirement System Investors Inc. ("Investors")by way of a voluntarily extended expense cap. In addition, the current small size of the STIF makes it difficult to manage efficiently. We do not anticipate being able to attract a sufficient amount of future investments in the STIF to change this situation. In addition, the expense cap is becoming increasingly burdensome to Investors and it is expected that at some point in the near future, possibly as early as March 15, 2004, Investors will discontinue extending this expense cap, which would have a material adverse effect on the expense ratio and performance of the STIF. For these reasons, the Board has decided that it is no longer economically feasible to continue the operations of the STIF. The Board considered alternatives to terminating the STIF, including the merger of the STIF with another investment company ("mutual fund") having similar investment objectives and policies, but the small size of the STIF and its non-money market fund investment format made all such alternatives impractical. The Board therefore recommends termination of the STIF and a complete redemption of all of the STIF's outstanding units.

Q. How will approval of this proposal affect my account?

A. If the proposal to terminate the STIF is approved, the Trust will have the power to compulsorily redeem Units. In exercise of this power, the Trust intends to redeem all Units as promptly as practicable after approval at the net asset value of such Units. You should carefully read and consider the discussion of the proposal in the Proxy Statement.

Q. Will approval of the proposed termination of the STIF affect the operation of the other RSI Retirement Trust Investment Funds?

A. No. The termination of the STIF is not intended to have any effect on the operations of our other six investment funds, which will continue as they are.

Q. If my Units are invested in an Individual Retirement Act ("IRA"), and are redeemed, what will be the Federal Income Tax consequences for me?

A. Assuming that the proceeds of your redeemed units are reinvested directly or by "rollover" in a timely manner (under Internal Revenue Code regulations) in another IRA investment, you should not incur any taxable gains. If, however, the proceeds are not so reinvested, you may be required to recognize a taxable gain and be subject to a penalty for premature distribution upon redemption. You are, however, strongly urged to consult your own tax advisor regarding your particular tax consequences.

Q. How can I vote?

A. You can vote by completing and signing the enclosed Proxy form and mailing it in the enclosed postage-paid envelope to:

                  RSI RETIREMENT TRUST
                  317 Madison Avenue - 18th floor
                  New York, New York 10017
                  Attn: STIF Proxy Coordinator

         Unitholders can also vote in person at the meeting.

Q. Will my vote make a difference?

A. Yes. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response will help save on the costs of any further solicitations for a Unitholder vote. We encourage you to participate in the governance of your STIF Trust account.

Q. How does the Board recommend that I vote?

A. The Board unanimously recommends that you vote "FOR" the proposed termination.

Q. Do I still have the ability to redeem my Units on my own?

A. Yes. Your Units will remain redeemable at your option until such time as they may be redeemed in connection with the termination of the Fund, if the termination is approved.

Q. If I decide to redeem on my own, should I still vote?

A. Yes. Because the record date for voting has already passed, it is important that you send in your Proxy form so that there will be a quorum for the meeting.

Q. How do I contact you?

A. If you have any questions, call RSI Retirement Trust at (212) 503-0100 or toll free at (800) 772-3615, and ask for your Account Manager or Stephen P. Pollak, Executive Vice President, Counsel and Secretary.

                                  PLEASE VOTE.
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY UNITS YOU OWN.

                              RSI RETIREMENT TRUST

                           SHORT-TERM INVESTMENT FUND

                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017


                           ----------------------------


                                 PROXY STATEMENT

                               General Information



This Proxy Statement is furnished in connection with the solicitation of proxies for a Special Meeting of Trust Participants (the "Special Meeting") of the Short-Term Investment Fund (the "STIF"), a series of RSI Retirement Trust (the "Trust"), to be held at the offices of the Trust, 317 Madison Avenue New York, New York 10017, on March 23, 2004 at 11 a.m. Eastern Time to consider and act upon the proposal put forth by the Board of Trustees to approve the termination of the STIF and provide for compulsory redemption of the Trust's units designated as STIF units ("Units").

Trust Participants of record at the close of business on February 6, 2004 ("Unitholders") are entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements thereof.

If the accompanying form of Proxy is executed properly and returned, Units represented by it will be voted at the meeting in accordance with the instructions thereon. However, if no instructions are specified, Units will be voted FOR the proposed termination of the STIF and according to the best judgment of the proxy holders on any and all other matters to come before the meeting. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Trust at the address shown above, by submission of a subsequent proxy or by attendance at the meeting and voting in person.

At the close of business on the record date, February 6, 2004, there were 311,309.795 Units of the STIF outstanding, each of which will be entitled to one vote at the meeting.


The cost of this solicitation will be borne by the STIF. In addition to the solicitation of proxies by mail, Trustees and agents of the Trust may solicit proxies in person or by telephone. The approximate mailing date of these materials is February 27, 2004.


                                    Proposal


               That Unitholders approve the termination of the STIF and authorize compulsory redemption of the Units in connection with such termination.

The Proposed Termination of the STIF Portfolio

At a meeting held on January 22, 2004, the Board of Trustees (the "Trustees") of the Trust unanimously determined that it is in the best interest of the Trust and the STIF's Unitholders to terminate the STIF as promptly as practicable. As described below, the Trustees' decision is based primarily on the small size of the STIF and the effects of that size on the expenses of operating the STIF relative to its income. As described in more detail below, approval of termination generally provides that the Trust shall have the authority to compulsorily redeem Units in order to accomplish the termination. If the termination is approved at the meeting, as promptly as practicable thereafter the Trustees intend to compulsorily redeem all such Units, cancel any unissued Units of the STIF, terminate any contractual relationships relating to the STIF, and terminate the STIF.

The Trust's Agreement and Declaration of Trust provides that the Trustees, with the approval of Unitholders who are beneficiaries of the STIF which have voting authority over at least a majority of the Units, may terminate the STIF.

Since approval of the proposed termination requires the affirmative vote of a specified percentage of outstanding Units, both abstentions and the non-voting of Units will have the effect of a vote against the termination. If the termination is not approved by Unitholders, the Trustees will consider what action, if any, should be taken in the interests of the STIF's Unitholders, including calling another special Unitholders' meeting to reconsider the termination or a separate plan of liquidation and termination, suspension of sales of STIF Units, or other possible alternatives.

The proposed termination is not intended to have any effect on the operations of our other six investment funds, which will continue as before.

The Trustees unanimously recommend that you vote FOR the termination.

Right of Redemption Pending Termination

The approval of the termination by the Trustees and STIF Unitholders will not affect a Unitholder's right to redeem Units voluntarily. The STIF will continue to honor all redemption requests in accordance with its current Prospectus. Accordingly, Unitholders are not required to wait for the termination to be approved or for the Trustees to seek compulsory redemption to redeem their Units. However, if you do redeem some or all of your STIF Units, it is still important that you sign and return your Proxy Card.

The STIF continues to accept additional investments in the STIF from new or existing Unitholders.

Background and Reasons for the Termination

While we believe that the STIF has performed competitively with its peers, the STIF has shrunk substantially over the last several years, and it has not been able to attract or maintain a large enough asset base for it to maintain its competitiveness without a continuing and substantial economic commitment on the part of Retirement System Investors Inc. ("Investors") by way of a voluntarily extended expense cap. The current small size of the STIF makes it difficult to manage efficiently. We do not anticipate being able to attract a sufficient amount of future investments in the STIF to change this situation. In addition, the expense cap is becoming increasingly burdensome to Investors and it is expected that Investors will discontinue this expense cap possibly as early as March 15, 2004, which would have a material adverse effect on the expense ratio and performance of the STIF. For these reasons, the Board of Trustees has decided that it is no longer economically feasible to continue the operations of the STIF. The Board of Trustees considered alternatives to terminating the STIF, including the merger of the STIF with another investment company ("mutual fund") having similar investment objectives and policies, but the small size of the STIF and its non-money market fund investment format made all such alternatives impractical. The Board therefore recommends termination of the STIF and a complete redemption of all of the STIF's outstanding Units.

Termination

If the proposal to terminate the STIF is approved, the Trust will have the power to compulsorily redeem Units. In exercise of this power, the Trust intends to redeem all Units as promptly as practicable after approval of the STIF termination at the net asset value of such Units. The Trustees will then cancel any unissued Units, terminate any outstanding contractual relationships relating to the STIF, and terminate the STIF as promptly as practicable following the complete redemption of Units. The exact date of the compulsory redemptions and subsequent termination of the STIF will depend on the time required to liquidate the STIF's assets and on certain administrative and notice requirements. In connection with the termination of the STIF, the Trust will make all filings with, and obtain all approvals of, governmental authorities as may be required by, without limitation, the U.S. Securities and Exchange Commission and the State of New York or any agency thereof. As promptly as practicable after the final redemption of Units, the Trustees will close the books of the STIF and prepare and file any required governmental documents.

The Trustees may discontinue the proposed redemptions and termination of the Fund at any time, before or after Unitholder approval, if they determine that such action would be advisable and in the best interest of the STIF and the STIF's Unitholders.



Certain Federal Income Tax Consequences

Assuming that the proceeds of your redeemed Units are reinvested in other tax-qualified plan investments, or an Individual Retirement Account ("IRA"), if applicable, you should not incur any taxable gains. If, however, the proceeds are not so reinvested, you may be required to recognize a taxable gain and penalty for premature distribution upon redemption. You are, however, strongly urged to consult your own tax advisor regarding your particular tax consequences.
Security Ownership By Certain Beneficial Owners And Management

The following table provides certain information as of February 6, 2004, the record date for the meeting, with respect to those persons known to the Trust to be the owners of more than 5% of the outstanding Units.

--------------------------------------------------------------------------------
Name and Address                  Number of Units            Percentage of Units
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Roslyn Savings Bank
Section 401(k) Savings Plan
One Jericho Plaza
Jericho, NY  11573                     55,694.180                     17.89%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Emigrant Savings Bank
Retirement Plan
5 East 42nd Street
New York, NY  10017                    48,345.958                     15.53%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
West Essex Bank
Section 401(k) Savings Plan
c/o Kearny Federal Savings Bank
417 Bloomfield Avenue
Coldwell, NJ  07006                    38,006.924                     12.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Troy Savings Bank
Section 401(k) Savings Plan
c/o First Niagra Financial Group
6950 So. Transit Road
Lockport, NY 14095                     31,577.872                     10.14%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flushing Savings Bank, FSB
Section 401(k) Savings Plan
144-51 Northern Boulevard
Flushing, NY  11354                    29,316.294                      9.42%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IRA Accountholder
Yorktown Heights, NY  10598            19,660.358                      6.32%
--------------------------------------------------------------------------------

As of February 6, 2004, Trustees and officers of the Company as a group owned none (0%) of the outstanding Units.

Information About The Trust

The Trust was organized as a New York common law trust on October 22, 1940. Since 1984, the Trust has been registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company (commonly known as a "mutual fund"). The STIF is one of seven separate series of the Trust. The Trust, the STIF and its business are described in its Prospectus and Statement of Additional Information, and in its most recent Annual and Semi-Annual Reports. A copy of the Trust's Annual Report for the fiscal year ended September 30, 2003 was mailed to Unitholders on or about November 26, 2003.

Copies of the Trust's Prospectus and most recent Annual Report are available, without charge, by contacting the Trust at 317 Madison Avenue, New York, New York 10017, or by calling (800) 772-3615.

At the close of business on February 6, 2004, the record date for the meeting, the STIF's net assets were $8,275,294, and its net asset value per unit was $26.582.

The STIF and the Trust are not a party to any pending legal proceedings, and no such proceedings are known to be contemplated by any governmental authorities.

Management

Investors, 317 Madison Avenue, New York, New York 10017, is a wholly-owned subsidiary of Retirement System Group Inc. ("RSGroup(R)"), 317 Madison Avenue, New York, New York 10017. Investors was formed in March 1989 to act as investment advisor to certain of the Trust's Investment Funds following the consummation of a reorganization of the Trust. Investors may also act as investment advisor to other investment companies in the future. The name of each of Investors' directors and its principal executive officer, each of whose address is in care of Investors, is as follows:















                                     Title and Other
        Name                 Principal Occupation, if any

    William Dannecker        Director

                             Chairman of the Board of Directors -
                             Retirement System Group Inc.

                             Director -
                             Retirement System Consultants Inc.

                             Director -
                             Retirement System Distributors Inc.

                             Director -
                             RSGroup Trust Company

                             Director - RSG Insurance Agency Inc.

   Stephen P. Pollak         Director, Vice President and Secretary

                             Executive Vice President, Counsel, Secretary and Director - Retirement System Group Inc.

                             Executive Vice President, Counsel, Secretary and Director - RSGroup Trust Company

                             Vice President, Counsel, Secretary and Director - Retirement System Consultants Inc.

                             Vice President, Secretary, Registered Principal and Director - Retirement System Distributors Inc.

                             Executive Vice President, Counsel and Director - RSGroup Trust Company

                             President and Director - RSG Insurance Agency Inc.

                             Secretary - The Multi-Bank Association of
                             Delaware

   C. Paul Tyborowski        President

                             President, Chief Executive Officer and Director - Retirement System Group Inc.

                             President, Chief Executive Officer and Director - RSGroup Trust Company

                             President and Registered Principal -
                             Retirement System Distributors Inc.

                             President and member of the Executive Committee - The Multi-Bank Association of Delaware






Retirement System Distributors Inc. ("Distributors"), another wholly-owned subsidiary of RSGroup(R), located at 317 Madison Avenue, New York, New York 10017, is the principal underwriter to the Trust. For the year ended September 30, 2003, Distributors received no fees from the Trust. Administrative services to the Trust are provided by Retirement System Consultants Inc. ("Consultants"), also a wholly owned subsidiary of RSGroup(R), located at 317 Madison Avenue, New York, New York 10017. For the year ended September 30, 2003, Consultants received fees from the Trust in the aggregate amount of $2,514,773.

Other Matters

No business other than as set forth in this Proxy Statement is expected to come before the meeting, but should any other matter requiring a vote of Unitholders properly arise, including any question as to an adjournment of the meeting, the persons named in the enclosed Proxy form will vote on such other matter or matters according to their best judgment in the interest of the STIF.

2004 Annual Meeting of Unitholders


The 2004 Annual Meeting of Unitholders is expected to be held on or about May 20, 2004. Any proposal intended to be presented by any Unitholder for action at the 2004 Annual Meeting of Unitholders must have been received by the Secretary of the Trust at 317 Madison Avenue, New York, New York 10017, not later than January 21, 2004 in order for such proposal to be included in the Proxy Statement and Proxy relating to the 2004 Annual Meeting. Nothing in this paragraph shall be deemed to require the Trust to include in its Proxy Statement and Proxy relating to the 2004 Annual Meeting, any Unitholder proposal which does not meet all of the requirements for such inclusion established by the U.S. Securities and Exchange Commission at that time in effect.


New York, New York
February 27, 2004

                                        By Order of the Board of Trustees



                                        ----------------------------------
                                        STEPHEN P. POLLAK
                                        Executive Vice President
                                        Counsel and Secretary

                              RSI RETIREMENT TRUST
                              ____________________

                                      PROXY

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                       OF RSI RETIREMENT TRUST ("TRUST").

The undersigned Trust Participant of the Trust hereby acknowledges receipt of the Notice of Special Meeting of Trust Participants of the Short-Term Investment Fund ("STIF") to be held on March 23, 2004 and the Proxy Statement attached thereto, and does hereby appoint Stephen P. Pollak and Scott Ridenour and each of them, the true and lawful attorney or attorneys, proxy or proxies, of the undersigned, with power of substitution, for and in the name of the undersigned to attend and vote as proxy or proxies of the undersigned the number of Units and fractional Units of beneficial interest in the STIF that the undersigned would be entitled to vote if then personally present at the Special Meeting of Trust Participants of the Trust, to be held at the Trust's offices, 317 Madison Avenue, New York, New York, on March 23, 2004 at 11:00 A.M. (E.S.T.), or any adjournment or adjournments thereof, as follows:

                   Short-Term Investment Fund Unitholders Only

     Approval of the termination of the Short-Term Investment Fund and compulsory redemption of the Units.

        /__/ FOR                /__/ AGAINST              /__/ ABSTAIN

This Proxy will be voted as specified. If no specification is made, the Proxy will be voted FOR the termination of the Short-Term Investment Fund. As to any other matters as may properly come before the meeting, the Proxy will be voted in the discretion and according to the best judgment of the Proxies.

Either of such proxies or attorneys, or substitutes, as shall be present and act at said meeting, or at any and all adjournment or adjournments thereof, may exercise all the powers of both said proxies or attorneys.

The undersigned is entitled to vote [[_____________________]]Units of the STIF.


__________[[name]]______________            [[account]]__________
(Print Name of Trust Participant)           Account no.
___________[[attention]]_____
(Designated Plan Unitholder, if applicable)

*By:  ______________________________        Dated: __________, 2004
(Signature of individual unitholder, or person, officer
or committee duly designated by Trust Participant)

* Please sign and date the Proxy and return it in the stamped, self-addressed envelope provided.

        PLEASE USE THE OTHER SIDE OF THIS PROXY TO GIVE US INSTRUCTIONS
                   FOR DELIVERY OF YOUR REDEMPTION PROCEEDS.

                      INSTRUCTIONS FOR DELIVERY OF PROCEEDS

You may use this form to instruct us how to make delivery of the proceeds that you will receive from the redemption of your Units if the proposal for termination of the Short-Term Investment Fund is approved. You may elect to have the proceeds invested in one or more of the remaining Investment Funds of the Trust or instruct us to make some other disposition (e.g., transfer to another qualified trust or Individual Retirement Account (IRA), as applicable) or send you cash. Any portion of your proceeds for which you have not provided instructions will be sent to you in cash. *

Please contact RSI Retirement Trust at (212) 503-0100 or toll free at (800) 772-3615 to request a copy the Trust's Prospectus or Annual Report.

|_|  Investment in RSI Investment Funds:                   Percentage
                                                       -----------------

           Core Equity Fund
                                                       -----------------
           Value Equity Fund
                                                       -----------------
           Emerging Growth Equity Fund
                                                       -----------------
           International Equity Fund
                                                       -----------------
           Actively Managed Bond Fund
                                                       -----------------
           Intermediate-Term Bond Fund
                                                       -----------------
|_|  Other disposition or transfer:
                                                       -----------------

           Instructions:

           ___________________________________________________________________

           ___________________________________________________________________

           ___________________________________________________________________

           ___________________________________________________________________

           ___________________________________________________________________

           ___________________________________________________________________

|_|  Cash Distribution *

|_|  Please call me to discuss my instructions:


            Name: __________________________________ Telephone: (___)__________


______________

* Receipt of cash by the sponsor of a tax-qualified plan would constitute an impermissible diversion of qualified plan assets.